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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                MARCH 16, 1998

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                          COBBLESTONE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                                              33-0597600
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)


     3702 VIA DE LA VALLE, SUITE 202                            92014
          DEL MAR, CALIFORNIA                                (Zip Code)
   (Address of principal executive offices)


                                (619) 794-2602
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          On March 16, 1998, Meditrust Corporation ("Reitco"), Meditrust Operating Company ("Opco") and Cobblestone Holdings, Inc. (the "Registrant") entered into that certain First Amendment to Agreement and Plan of Merger (the "Merger Agreement Amendment"), pursuant to which the parties modified the terms of the merger of the Registrant with and into Reitco (the "Merger"). Under the terms of the Merger Agreement Amendment, the paired shares of Reitco and Opco to be received by holders of Common and Series A Preferred Stock of the Registrant (the "Holders") in the Merger will not be issued under a registration statement. Instead, Reitco and Opco have agreed to register such paired shares for resale by the Holders and to keep such resale registration statement effective for one year following the closing of the Merger, subject to certain blackout periods. Under the Merger Agreement Amendment, the parties also modified certain conditions to the closing of the Merger and set April 1, 1998 as the anticipated date of the closing of the Merger, subject to the satisfaction of certain closing conditions.

          In connection with the Merger Agreement Amendment, Reitco, Opco and certain shareholders of the Registrant also entered into that certain First Amendment to Shareholders Agreement (the "Shareholders Agreement Amendment") pursuant to which, among other things, the parties modified the restrictions on the sale of certain paired shares issued in the Merger.

          The Merger Agreement Amendment and the Shareholders Agreement Amendment are filed as exhibits hereto and are incorporated by reference herein.

ITEM 7.   Financial Statements and Exhibits

     (c)  Exhibits.

     2.1 First Amendment to Agreement and Plan of Merger, dated as of March 16, 1998, by and among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc.

    10.1 First Amendment to Shareholders Agreement, dated as of March 16, 1998, by and among Meditrust Corporation, Meditrust Operating Company and the shareholders of Cobblestone Holdings, Inc. listed on the signature pages thereto.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COBBLESTONE HOLDINGS, INC.


                                     /s/ Stefan Karnavas
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                                     Stefan Karnavas
                                     Vice President and Chief Financial Officer

Dated:    March 19, 1998